SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 30, 2008

Date of Report (Date of earliest event reported)

First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12870	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street, West Chester, Pennsylvania

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

(Former name or former address
if changed since last report.)

Item 2.02. Results of Operations and Financial Condition

On April 30, 2008, First Chester County Corporation (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2008. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2008	FIRST CHESTER COUNTY CORPORATION
By:/s/ John E. Balzarini
Name: John E. Balzarini
Title: Chief Financial Officer

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated April 30, 2008.

EXHIBIT 99.1

Press Release

April 30, 2008